UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2011

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue White Plains, New York	10604

(Address of principal executive offices)	(Zip Code)
(914) 641-2000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On February 23, 2011, the Board of Directors of ITT Corporation (the “Company”) named Christopher A. Harrison, Vice President, Human Resources, effective immediately. Prior to his appointment, Mr. Harrison was Vice President of Human Resources for the Fluid and Motion Control Group of the Company.
     Steven R. Loranger, Chairman, President and Chief Executive Officer, acted as the head of Human Resources of the Company on an interim basis since July 9, 2010. Mr. Loranger will remain Chairman, President and Chief Executive Officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
Date: February 25, 2011	By:	/s/ Burt M. Fealing
Burt M. Fealing
	Its:	Vice President and Corporate Secretary (Authorized Officer of Registrant)